UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report
(Date of earliest event reported)
September 25, 2008
F.N.B. CORPORATION
(Exact name of registrant as specified in its charter)

Florida	001-31940	25-1255406

(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

One F.N.B. Boulevard
Hermitage, Pennsylvania		16148

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (724) 981-6000
                                                   N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K/A
EXPLANATORY NOTE
This Amendment No. 1 is being filed by F.N.B. Corporation (the “Corporation”) to amend the Current Report on Form 8-K filed by the Corporation with the Securities and Exchange Commission on September 23, 2008 (the “Initial Report”). This Amendment No. 1 is being filed solely to correct a scrivener’s error contained in Item 5.03 and Exhibit 10.3 of the Initial Report, each of which erroneously indicate the date on which the Corporation’s Board of Directors adopted the Amended and Restated Bylaws (“Amended Bylaws”). Item 5.03 and Exhibit 10.3 of the Initial Report reported the date on which the Corporation’s Board approved the Amended Bylaws as having occurred on September 11, 2008. Such date is incorrect. This Amendment No. 1 amends Item 5.03 and 10.3 of the Initial Report to clarify that the date on which the Corporation’s Board of Directors adopted the Amended Bylaws should have been reported as September 17, 2008, and is so reported herein.
Other than the correction of the date, no other changes have been made to the Initial Report or Exhibit 10.3, as previously filed.

Item 1.01.     Entry into a Material Definitive Agreement.
     On September 17, 2008, we entered into indemnification agreements with each of our directors, and our board of directors approved a form of indemnification agreement to be entered into with our executive officers, including Robert V. New, Jr., our President and Chief Executive Officer, and Brian F. Lilly, our Chief Financial Officer, David B. Mogle, our Corporate Secretary, Scott D. Free, our Treasurer, Vincent J. Calabrese, our Corporate Controller and James G. Orie our Chief Legal Officer and certain officers of First National Bank of Pennsylvania, our banking subsidiary. The agreements do not increase the extent or scope of indemnification provided to our directors and officers under our articles of incorporation, which provide for indemnification to the fullest extent permitted by law. The agreements establish processes and procedures for indemnification claims, advancement of expenses and costs and other determinations with respect to indemnification.
     The forms of indemnification agreements are attached to this Form 8-K as Exhibit 10.1 and Exhibit 10.2 and are incorporated by reference herein.
Item 5.03.     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     Effective September 17, 2008, the Board of Directors of F.N.B. Corporation (the “Corporation”) adopted Amended and Restated Bylaws (the “Amended Bylaws”). The amendment of the Corporation’s Bylaws was principally undertaken for the purpose of streamlining, updating and modernizing governance processes. Unless otherwise highlighted in this disclosure, other than a new numbering system, the provisions under each Article of the Amended Bylaws remain substantially unchanged from the former bylaws, and for organizational purposes, where appropriate, certain governance provisions have been consolidated under a single Article as opposed to the Corporation’s former bylaws where such provisions were set forth under separate Articles. The specific purposes and effects of the principal amendments to the Amended Bylaws are briefly summarized below. The summary of the amendments made to the former bylaws of the Corporation is not intended to be complete and is qualified in its entirety to the Amended and Restated Bylaws, attached as Exhibit 10.3 to the current report on Form 8-K.
Article I     Shareholders
     Section 1.01 and Section 1.02 clarify that the Board shall provide information concerning the place, time and purpose of all shareholder meetings in the notice of the meeting and provide that if the Annual Meeting date falls on a legal holiday, then the Annual Meeting shall be on the next succeeding business day or other date as prescribed by the Board. Also, these Sections clarify that the shareholders may transact only such business as is properly brought before the meeting and is in compliance with the advance notice provisions of the Amended Bylaws.

     Section 1.03 was amended to clarify procedures pursuant to which stockholders may call a special meeting and specifies that the request for a special meeting must be in writing and submitted to the Corporation’s Secretary as well as include a description of the purpose or purposes for which the special meeting is to be held. Additionally, Section 1.03(a)(iii) specifically provides that the business to be conducted at a properly called special shareholders meeting must comply with the notice provisions of the bylaws.
     Section 1.04 specifically provides that only shareholders of record on the record date as prescribed by the Board are entitled to notice of, or vote at, shareholder meetings, or to receive payment of a dividend, or receive such allotment of rights or to exercise rights, as the case may be, notwithstanding any subsequent transfer of the shares on the books of the Corporation after the record date is fixed.
     Section 1.06 describes the manner for determining the person who shall preside at any meeting of shareholders.
     Section 1.09 sets forth the manner and method by which shareholders may vote their shares by proxy.
     Section 1.10 provides that the shareholder list will be available at least ten (10) days before each shareholder meeting and that such list may be maintained in a written or electronic form at the Corporation’s principal office or at another location specified in the notice of the meeting.
     Section 1.11 updates the procedures pursuant to which a stockholder may propose a nominee for election to the Corporation’s Board of Directors or other matter to be considered at the shareholder meeting. Additionally, Section 1.11 clarifies that shareholder’s proposing nominees for election to the Corporation’s Board of Directors or making a proposal on another matter must comply with the requirements of the Securities and Exchange Act and further clarifies that the requirements contained in Section 1.11 are deemed to not effect any rights of the shareholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 of the Securities and Exchange Act. Further, Section 1.11 requires certain information to be provided by the stockholder or stockholders making a director nomination or proposal.
Article II     Board of Directors
     Section 2.01 describes the corporate powers and authority of the Board of Directors.

     Section 2.06 provides that a director who has been elected by the Corporation’s Board to fill a vacancy shall serve until he or she is elected or his or her successor is elected by the shareholders at the Annual Meeting.
     Section 2.08 sets forth the director retirement requirement and specifically provides that no director shall be eligible to be nominated to a new term if he or she will be age 72 or older at the time of the Annual Meeting, except however, that any director who was first elected to the Corporation’s initial Board following its incorporation in 1974 and who has been continuously serving on the Board since such time shall not be subject to the mandatory retirement age described in Section 2.08.
     Section 2.10 describes the manner of determining whether a quorum is present at a Board meeting.
     Section 2.12 describes the role and responsibilities of the Board’s Lead Director.
     Section 2.13 provides that the Board Chairman may make recommendations to the Board in connection with the Board’s determination as to the appointment of the Board Committee Director appointees.
     Section 2.20 describes the standards for determining Director liability.
Article III     Officers
     The Amended Bylaws describe the various roles and responsibilities of the Corporation’s executive and other officers and describes the processes and procedures concerning compensation, resignation and termination concerning such officers.
Article IV     Shares of the Corporation
     Sections 4.01 through 4.03 of the Amended Bylaws represent new provisions which specify that the Corporation’s capital stock may be issued in certificated or uncertificated form and also describes procedures regarding stock transfers and lost certificates.
Article V     Notices; Computing Time Periods
     Sections 5.01 through 5.04 consolidate under one Article the various notice provisions governing Board, committee and shareholder meetings which were contained throughout various Articles of the Corporation’s former bylaws and provide greater clarity concerning the application of the Corporation’s notice requirements.

Article VI     Miscellaneous
     Section 6.04 is amended to reflect the fact that the Corporation’s principal office shall be located in Hermitage, Pennsylvania or such other location as the Board may from time to time designate.
     Section 6.05 is amended to provide that the Chief Executive Officer or his or her designee has authority to act as the Corporation’s proxy in voting the shares of the Corporation’s wholly-owned subsidiaries for purposes of electing the Boards of Directors of such subsidiaries.
Article VII     Indemnification
     The Corporation’s former bylaws did not set forth indemnification rights for the Corporation’s directors and officers; however, the Corporation’s Articles of Incorporation specify that the Corporation shall provide indemnification to officers and directors to the fullest extent permitted by law. Section 7.01 through 7.07 are designed to describe the indemnification rights and the rights to advancement of expenses provided to the Corporation’s directors, officers and other eligible persons. Generally, the indemnification rights provide that the Corporation shall indemnify any director or officer or other eligible person against any claim brought against them by reason of his or her performance or status as a director or officer of the Corporation or any of its subsidiaries or any other entity in which he or she serves at the request of the Corporation. Also, these Sections describe the process for receiving authorization for indemnification and advancement of expenses. Additionally, these Sections provide that indemnification and advancement of expenses are not exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled to under the Amended Bylaws, indemnity or other agreement, contract, vote of the shareholders or disinterested directors or pursuant to the direction howsoever embodied of any court of competent jurisdiction or otherwise. Section 7.07 provides that the right to indemnification and advancement of expenses provided to directors and officers of the Corporation shall be considered contractual rights.
Article VIII     Amendments
     Section 8.01 continues the requirement from the former bylaws prohibiting the amendment or repeal of the Amended Bylaws except by the affirmative vote of the holders of at least 75% of the outstanding shares of the Corporation entitled to vote thereon at any Annual or Special Meeting duly convened after proper notice to the shareholders for such purpose or by the affirmative vote of 75% of the members of the Board of Directors at any regular or special meeting of the Board duly convened after proper notice to the Board of Directors for such purpose. However, the Section 8.01 amendment reflects the fact that the shareholders, in amending or repealing the Amended Bylaws generally, or a particular bylaw provision, may provide expressly that the Board of Directors may not amend or repeal the Amended Bylaws or such specific bylaw provision.
Article IX     Emergency Bylaws
     Sections 9.01 through 9.07 institute new “Emergency Bylaws” which become operative during any national emergency resulting from an attack on the United States or a locality in which the Corporation conducts its business or customarily holds meetings of its Board or its shareholders or other event which creates a state of disaster of sufficient severity to prevent the normal conduct and management of the affairs and business of the Corporation and provides that the Emergency Bylaws shall remain in effect for the duration of the emergency circumstance, and upon termination of such emergency, the Emergency Bylaws shall cease to be operative unless and until another such emergency shall occur. The Emergency Bylaws prescribe processes and procedures regarding the conduct of Board meetings and quorum requirements during times of national emergency. Additionally, the Emergency Bylaws provide that the Board may from time to time modify lines of succession in the event that during such an emergency any and all officers of the Corporation shall for any reason by rendered incapable of discharging their duties and also provide that the Board may relocate the Corporation’s principal office during an emergency situation. Moreover, the Emergency Bylaws provide that no officer, director or employee of the Corporation acting in accordance with the Emergency Bylaw provisions shall be liable except for willful misconduct and specifies that the Board may modify or add to the provisions of the Emergency Bylaws so as to make any provision that may be practical or necessary for the particular circumstances of the emergency situation.
Article X     Interpretation of Bylaws
     Section 10.01 provides that all words, terms and provisions of the Amended Bylaws shall be interpreted and defined by and in accordance with the Florida Business Corporation Act as the same may be amended from time to time thereafter.
Item 9.01.     Financial Statements and Exhibits.

Exhibit No.	Exhibit Description

10.1	Form of Indemnification Agreement for directors.

10.2	Form of Indemnification Agreement for officers.

10.3	Amended Bylaws of F.N.B. Corporation

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F.N.B. CORPORATION

By:	/s/ Brian F. Lilly

Brian F. Lilly, Chief Financial Officer
Date: September 25, 2008